                                                                   EXHIBIT 10.11

                                    SUBLEASE.

1.      PARTIES

This "SUBLEASE" is entered into as of May 1, 2000, by and between Fairchild Technologies USA, Inc. ("SUBLESSEE"), and TCI International, Inc. ("SUB LESSEE"), as a Sublease under the Lease dated September 17, 1997 (the "MASTER LEASE") by and between Wells Capital (as successor in interest to Rose Ventures V, Inc. and Thomas G. Haury and Carleen S. Haury) ("LESSOR") and the Sublessor as "LESSEE". A copy of the Master Lease is attached hereto as Exhibit "A". Unless otherwise defined herein, all capitalized terms in this Sublease shall have the same meanings as in the Master Lease.

2.      PREMISES

a. Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described premises together with the appurtenances (including the security system) situated in the City of Fremont, County of Alameda, State of California, commonly know and described as: 47320 Kato Road, Fremont, an industrial building of approximately 58,424 square feet (the "PREMISES").

         The existing telephone numbers for the Premises shall continue to be the property of Sublessor (and Convac Technologies).

[EDITORIAL NOTE FROM TCI TO FAIRCHILD:

         WE WILL NOTIFY YOU NO LATER THAN 10 DAYS BEFORE THE SUBLEASE COMMENCEMENT DATE WHETHER WE WANT TO ASSUME THE MITEL LEASE.]

         The Premises shall consist of two areas (with different sublease commencement dates): (1) the "EXCLUDED SPACE," which is defined as Sublessor's "Sub-Assembly and `Manufacturing Area" on the first floor of the Building, consisting of approximately 2,132 2,900 sq. ft. and an adjoining storage area of approximately 152 sq. ft.; and (ii) the "INITIAL Space", which is defined as the balance of the Premises.


b. Subject to the repairs described in EXHIBIT "B" hereto, to be performed by and at the sole expense of Sublessor, and subject to the representations made in this Sublease, the Premises are accepted by Sublessee "AS IS, WHERE IS," without any further representation or warranty of any kind by Lessor or Sublessor.

c. Exhibit C hereto identifies certain furniture (collectively referred to herein as the "Furniture"). In addition, Sublessor has installed certain moveable interior partitions within the Premises (the "Partitions"). Sublessor will have no obligation to remove any of the Furniture or the Partitions and shall deliver possession of the Premises together with the Furniture and the Partitions to Sublessee, and Sublessee may use, remove oL dispose of the Furniture and Partitions as Sublessee sees fit.

d. Sublessee has submitted to Sublessor (and through Sublessor to Lessor) the plans dated February 8, 2000 showing the proposed tenant improvements for the Premises, to be performed at Sublessee's sole expense. Subject to Lessor's consent, Sublessor has approved the alterations and agreed that none of such alterations shall be subject to removal or restoration at the termination of this Sublease. Sublessor's consent shall be null and void in the event Lessor does not give its consent. Sublessee shall submit such additional plans, specifications and additional information as Lessor may reasonably require to grant its consent.

3.       TERM

The term of this Sublease shall be as follows (THE "SUBLEASE COMMENCEMENT DATE")

For the Excluded Space, the period commencing on the date Sublessor no longer occupies such space (AS EVIDENCED BY A WRITTEN ACKNOWLEDGEMENT OF THE SURRENDER OF THE EXCLUDED SPACE SIGNED by the Sublessee and ending on November 30, 2004.

For the Initial Space, the period commencing on May 1, 2000 and ending on November 30, 2004.

Commencing on the dates specified on Exhibit C D hereto, Sublessee shall have the right to | enter upon the Premises prior to the Sublease Commencement Date to commence tenant improvement work to be performed by Sublessee at its expense, subject to the following terms and conditions: [INCORPORATE TERMS AND CONDITIONS IN PRIOR DRAFT LETTER AGREEMENT].

4.       RENTAL

a. Sublessee shall pay to Sublessor as base monthly rent, the sum of Forty Three Thousand Two Hundred Thirty Three and 76/100 Dollars ($43,233.76) per month, on or in advance of the first day of each month, in lawful money of the United States of America, commencing on the first day of May 2000. In the event that the Sublease should commence or end on a day other than the first or the last day of a calendar month, respectively, the base monthly rent shall be prorated accordingly. On each yearly anniversary of the Sublease Commencement Date, the base monthly rent shall be adjusted upward by a three percent (3%) increase. The schedule of base monthly rent for the term shall be as follows:

Months                                     Base Monthly Rent
------                                     -----------------
1-12                                        $43,233.76
13-24                                       $44,530.77
25-36                                       $45,866.69
37-48                                       $47,242.69
49-5655                                     $48,659.97

Until such time as Sublessor delivers possession of the Excluded Space, Sublessee shall receive a credit of $200.00 per month DAY for such space starting from the Sublease COMMENCEMENT DATE. AFTER 30 DAYS, THE CREDIT WILL BE INCREASED TO $300.00 PER DAY, AND AFTER 60 DAYS, THE CREDIT WILL BE INCREASED TO $400.00 PER DAY.

b. In addition to base monthly rent, Sublessee shall pay taxes, insurance and maintenance to the extent provided for as a Lessee obligation under the Master Lease (collectively, "Operating Expenses"). Sublessor represents to Sublessee that current estimated Operating Expenses paid by Sublessor under the terms of the Prime Lease have been $12 Sublessor makes no representation or warranty as to what Operating Expenses shall be in the future, nor is Sublessee's obligation to pay Operating Expenses subject to any caps or similar limitations.

c. All payments due by Sublessee under this Section 4, together with such additional sums as may be due from time to time by Sublessee under the terms of this Sublease, are collectively referred to herein as "Rent".

5.       Possession

         Sublessor shall use reasonable commercial ITS BEST efforts to deliver possession of the | Initial Space by May 1, 2000, and to give early access to Sublessee as per the Schedule set forth|on Exhibit D.

         Notwithstanding said commencement and early access dates, if for any reason Sublessor cannot deliver possession or early access of the Premises to Sublessee on said dates, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease. If Sublessee cancels the Sublease, Sublessor shall return promptly the security deposit and first month's Rent previously paid by Sublessee and thereafter the parties need no longer perform their respective obligations under the Sublease.

         No Rent shall be payable by Sublessee for the early occupancy period prior to the Sublease Commencement Date.

[EDITORIAL NOTE FROM FAIRCHILD TO TCI: WE WILL NOT PAY ANY DAMAGES AS PROPOSED IN YOUR DRAFT FOR FAILURE DELIVER OR GIVE EARLY ACCESS. WE WILL USE REASONABLE COMMERCIAL EFFORTS TO ABIDE BY SUCH DATES.]

6.       SECURITY DEPOSIT

a. Sublessee shall deposit with Sublessor upon the execution hereof $43,233.76 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any portion of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby.

b. If Sublessee performs all of Sublessee's obligations hereunder, said deposit or so much thereof as has not heretofore been applied by Sublessor, shall be returned to Sublessee at the expiration of the term hereof, and within ten (10) days after Sublessee has vacated the Premises.

[EDITORIAL NOTE FROM FAIRCHILD TO TCI: WE WILL NOT PAY INTEREST ON THE SECURITY DEPOSIT. WE NOTE THAT FAIRCHILD HAS NO SECURITY DEPOSIT WITH THE OWNER, AND THAT FAIRCHILD REQUIRED NO SECURITY DEPOSIT FROM SAGANTEC OR CONVAC. WE HAVE ALREADY AGREED TO GIVE YOU A SECURITY DEPOSIT TO GUARANTEE OUR OBLIGATIONS, BUT IT IS INEQUITABLE FOR FAIRCHILD TO RETAIN THE INTEREST ON THIS MONEY. PLEASE REINSERT THE INTEREST WORDING.

7.      USE

Subject to complying with all applicable zoning laws and other governmental regulations, Sublessee shall use the Premises for office, manufacturing and warehouse (the "AGREED USE,"). Sublessee shall be responsible for determining compliance with zoning and other regulations.

 8.      PROVISIONS CONSTITUTING SUBLEASE

a. This Sublease is subject to all of the terms and conditions of the Master Lease in Exhibit "A" and except as otherwise provided in this Sublease, Sublessee shall assume and perform the obligations of the Lessee in said Master Lease arising after the date Sublessee obtains possession of the Premises and only to the extent said terms and conditions are applicable to the Sublease. Sublessee shall not commit, or permit to be committed on the Premises any act or omission which shall violate any term or condition of the Master Lease.

b. Except for the Excluded Paragraphs (as defined below) and limitations contained in this Sublease, all of the terms and conditions contained in the Master Lease are incorporated herein as terms and conditions of this Sublease (with each reference therein to "Lessor" and "Lessee" to be deemed to refer to "Sublessor" and "Sublessee" respectively). Such incorporated terms of the Master Lease, together with all terms set forth herein, shall be the complete terms and conditions of this Sublease. In the event of any inconsistency or discrepancy between the Master Lease and this document, the latter shall govern.

c. The following terms of the Master Lease are not incorporated into the Sublease (the "EXCLUDED PARAGRAPHS"): Section 1.3 and Article 3 (Term); Section
1.4 (Early Possession); Section 1.5, Section 1.6 and Article 4 (Rent); Section
1.7 and Article 5 (Security Deposit); Section 1.8 (Agreed Use); Section 1.10 (Real Estate Brokers); Section 1.11 and Article 37

("Guarantor") Sections 2. 1, and 2.2 (Letting; Conditions;); Article 12 (Assignment and Subletting); Article 39 (Options); and Addendum Paragraphs 50, 51, 52, 53, 56, 59, 62, 64 and 65.

[EDITORIAL NOTE FROM FAIRCHILD TO TCI: WE WILL NOT PASS THROUGH RENEWAL OPTIONS SINCE FAIRCHILD WANTS OFF THE LEASE AT THE END OF THE INITIAL TERM. ANY RENEWAL OPTIONS WILL HAVE TO BE NEGOTIATED BETWEEN TCI AND THE LESSOR. WITH RESPECT TO SUBLESSEE'S ASSIGNMENT AND SUBLEASE RIGHTS, THESE SHALL BE AS SET FORTH IN
SECTION 9 OF THIS SUBLEASE, AND NOT AS PROVIDED IN THE PRIME LEASE.]

d. LESSOR FOR PURPOSES OF INDEMNIFICATION BY TENANT: The term "LESSOR" used in any incorporated provision of the Master Lease pursuant to which the Sublessee is required to indemnify, hold harmless, pay attorneys fees, damages or losses of the "Lessor" shall mean both the Lessor under the Master Lease and the Sublessor under this Sublease.

e. LESSOR FOR PURPOSES OF LESSOR OBLIGATIONS UNDER THE MASTER LEASE: The term "LESSOR" used in any incorporated provision of the Master Lease pursuant to which the Lessor has maintenance, repair, reconstruction, indemnification, insurance, or similar obligations shall mean only the Lessor under the Master Lease, and shall not include the Sublessor under this Sublease. The Sublessor covenants that it shall use its reasonable commercial efforts (upon Sublessee's written request) to require Lessor to comply promptly with all Lessor obligations and shall provide promptly to Sublessee all notices, requests or other communications received from Lessor affecting the Premises.

9.      ASSIGNMENT OF SUBLEASE

Sublessee shall not assign this Sublease or any interest therein or sublet the premises or any part thereof or any right or privilege appurtenant thereto nor permit the occupancy or use of any part thereof by any person without the written consent of Sublessor first had and obtained, which consent shall not be unreasonably withheld or delayed, provided that no such assignment or subletting shall release Sublessor from its obligations hereunder. Any such assignment, further subletting, occupancy or use without the prior written consent of the Sublessor shall at the option of the Sublessor terminate this Sublease. Notwithstandin g the foregoing, the assignment or subletting of all or any part of the Premises to affiliates or successors of Sublessee shall be permitted without need for further consent from Sublessor or Lessor, provided that: (i) Sublessee obtains Lessor's consent; (ii) Sublessee give Sublessor not less than thirty (30) days prior written notice; (ii) the "affiliate" is not less than 7450% owned by Sublessee, and Sublessee presents | reasonable evidence of such affiliation to Sublessor; (iv) the "successor" has a net worth not less than that of the Sublessee, and has acquired substantially all assets of the Sublessee, and Sublessee provides reasonable evidence of such facts to the Sublessor; (v) the proposed use of the Premises by the sublessee or assignee shall be in compliance with all terms of this Sublease; (vi) the sublessee or assignee shall take subject to all terms of this Sublease, and shall execute and deliver a sublease or assignment in form reasonably acceptable to the Sublessor; and (vii) no such assignment or subletting shall release Sublessor from its obligations hereunder.

10.      SUBLESSOR'S REPRESENTATIONS AND COVENANTS

Sublessor represents, warrants and covenants to Sublessee as follows:

a. The Master Lease attached as Exhibit "A" has not been amended or supplemented and is in full force and effect. During the term of the Sublease, Sublessee shall not enter into any amendment, supplement, or early termination of the Master Lease without the prior written consent of the Sublessee.

b. There are no defaults by Sublessor under the Master Lease and to the best knowledge of Sublessor, there are no defaults by Lessor under the Master Lease. Sublessor is not aware of any actions, proceedings, or claims by third parties instituted or threatened against the Premises. DURING THE TERM of the Sublease, Sublessor shall pay the Base Rent required to be paid by Lessee under the Master Lease on or before the due date and shall perform all other obligations not otherwise expressly delegated to Sublessee under this Sublease. Sublessor shall commit no default under the Master Lease, which may cause Lessor to terminate the Master Lease and this Sublease (unless such default is due to or caused by Sublessee's default under the terms of this Sublease). IN THE EVENT OF ANY BREACH BY SUBLESSOR OF THE MASTER LEASE, SUBLESSOR SHALL | PROMPTLY CURE SUCH BREACH AND IN ANY EVENT SHALL INDEMNIFY SUBLESSEE AND HOLD SUBLESSEE| HARMLESS FROM THE CONSEQUENCES OF SUCH BREACH, (UNLESS SUCH DEFAULT IS DUE TO OR CAUSED BY| SUBLESSEE'S DEFAULT UNDER THE TERMS OF THIS SUB] |

c. To the best of Sublessor's knowledge there are no Hazardous Substance on, in or under the Premises. Should Sublessor, its employees or agents introduce any Hazardous Substance into the Premises, then Sublessor shall indemnify and hold Sublessee, its employees and lenders, harmless from and against any and all environmental damages, including but not limited to any remediation cost and the cost and expenses of any litigation or consultants.

d. ALL OF THE TENANT IMPROVEMENT WORK AT THE PREMISES PERFORMED BY OR WITH SUBLESSOR'S CONSENT PRIOR TO THE SUBLEASE COMMENCEMENT DATE COMPLIES WITH APPLICABLE LAWS AND HAVE BEEN APPROVED BY LESSOR, AND NONE OF SUCH TENANT IMPROVEMENT WORK NEED BE REMOVED AT THE EXPIRATION OR TERMINATION OF THE MASTER LEASE. IN THE EVENT THAT LESSOR SHALL REQUIRE SUBLESSEE TO REMOVE ANY TENANT IMPROVEMENT AT THE PREMISES THAT HAD BEEN PUT IN PLACE BY SUBLESSOR, THEN SUBLESSOR SHALL PROMPTLY PROCEED TO REMOVE THE SAME AND SHALL INDEMNIFY SUBLESSEE AND HOLD SUBLESSEE HARMLESS FOR ALL COSTS AND EXPENSES WHICH MAY BE INCURRED BY SUBLESSEE INCURRED ANY SUCH WORK ON BEHALF OF SUBLESSOR.

[EDITORIAL NOTE FROM TO TO FAIRCHILD - WE WILL ACCEPT RESPONSIBILITY FOR ANYTHING tHAT WE DO TO THE BUILDING. WE ARE SEEKING AGREEMENT FROM THE OWNER AS A PART OF THE CONSENT TO SUBCONTRACT THAT THE CHANGES THAT WE HAVE PROPOSED TO MAKE NEED NOT BE RESTORED OR REMOVED AT THE END OF THE SUBLEASE.

IT IS OUR UNDERSTANDING THAT FAIRCHILD DOESN'T HAVE TO RESTORE ANY TI'S THAT YOU MADE AT THE TERMINATION OF THE MASTER LEASE. WE DON'T INTEND TO PERFORM ANY TI'S ON THE BUILDING OTHER THOSE IDENTIFIED IN THE 8 FEB DRAWINGS. ALL THIS SHOULD BE CLEARLY STATED IN THE SUBLEASE]

[EDITORIAL NOTE FROM FAIRCHILD TO TCI:

WITH RESPECT TO YOUR PARAGRAPH 10(B) WE HAVE BEEN INFORMED BY THE LESSOR THAT THERE ARE NO MORTGAGES ON THE PROPERTY.

WITH RESPECT TO YOUR PARAGRAPH 10(C), THE REPRESENTATIONS AND WARRANTIES YOU ARE ASKING ARE INCONSISTENT WITH THE DEAL THAT YOU ARE TAKING THE PROPERTY 66AS IS.99]

WITH RESPECT TO YOUR PARAGRAPH 10(F), WE ARE NOT ASSIGNING RENEWAL OPTIONS.

WITH RESPECT TO THE "DAMAGES" LANGUAGE AT THE END OF YOUR PARAGRAPH 10(B), WE WILL NOT AGREE TO SUCH LANGUAGE. DAMAGES AND CLAIMS SHALL BE AS ARE AVAILABLE AT LAW, AND WE WILL NOT AGREE TO A DIFFERENT STANDARD.]

11.      Notices

All notices and demands which may or are required or permitted to be given hereunder shall be in writing, in the manner provide in Article 23 of the Master Lease, sent to the following address (or to such other address as each party may designate from time to time):

If to Sublessor: 45025 Aviation Drive, Suite 400, Dulles, VA 20166.

If to Sublessee: To the Premises.

12.      CONSENT BY LESSOR

This Sublease shall be of no force or effect unless consented to by Lessor within ten (10) days after execution hereof, if such consent is required under the terms of the Master Lease.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS SUBLEASE

SUBLESSEE: TCI International, inc.

By:

Name and Title:

Date:

SUBLESSOR: Fairchild Technologies USA, Inc.

By:

Name and Title:

Date:

CONSENT TO SUBLEASE

Without releasing Lessee in the Master Lease from the obligations hereunder, the undersigned hereby consents to the foregoing Sublease provided that this consent shall not be construed as a consent to any further subletting. Subject to such improvements being made at Sublessee's sole expense and in compliance with all applicable laws, codes, and ordinances, Lessor consents to Sublessee's proposed tenant improvements as identified in the tenant improvement plans dated 8 February 2000, and such alterations shall not be subject to removal or restoration at the termination of occupancy.

LESSOR: Wells Capital (as successor in interest to Rose Ventures V, Inc. and Thomas G. Haury and Carleen S. Haury)

By:

Name and Title:

Date:

                                   EXHIBIT B"
                      REPAIRS TO BE PERFORMED BY SUBLESSOR

1) All damage to southwest comer of the Premises, including, but not limited to walls, windows and structural components, as well as any damage to landscaping and irrigation in the same general area, shall be repaired to the satisfaction of the Lessor and the Sublessee prior to the commencement of the Sublease. [EDITORIAL NOTE FROM FAIRCHILD TO
         TCI: THIS IS TENTATIVELY OK, SUBJECT TO FURTHER REVIEW OF WHAT IS INVOLVED. JOHN FLYNN WILL ADVISE.]

2) The HVAC units identified as requiring maintenance or repair in Peninsula Air Inspection Report No. _________dated _______, which forms attachment 1 to this Exhibit B, shall be repaired to the satisfaction of the Sublessee prior to the commencement of the Sublease. [EDITORIAL NOTE FROM FAIRCHILD TO TCI: WHAT IS THE REPORT YOU ARE REFERRING TO? WE NEED TO SEE A COPY BEFORE | DISCUSSING THIS POINT FURTHER. TCI - THE REPORT WILL BE AVAILABLE ON | MONDAY AND WILL BE PROMPTLY FAXED TO |

3) The cracks and potholes in the parking areas of the Premises identified on the drawing which forms attachment 2 to this Exhibit B shall be sealed or repaired to the satisfaction of the Sublessee, prior to the commencement of the Sublease. [EDITORIAL NOTE FROM FAIRCHILD TO TCI: WE NEED TO SEE THE DRAWINGS YOU ARE REFERRING TO BEFORE DISCUSSING THIS POINT FURTHER OK - THIS WILL| BE FAXED TO YOU ON MONDAY. THE WORK IS MINOR. |

4) Sublessor shall make available to Sublessee any maintenance records and inspection reports that are in Sublessor's possession with respect to the operating systems in the Premises (such as the roof, HVAC, electrical, elevator, plumbing, etc.) Nothing herein shall be deemed to detract from Sublessee's full acceptance of the premises :AS IS, WHERE IS-" UNLESS SUBLESSEE NOTIFIES SUBLESSOR OF ANY SYSTEMS NOT IN GOOD WORKING | ORDER WITHIN 10 DAYS OF RECEIPT THEREOF, AND SUCH DEFECTS SHALL BE REPAIRED BY SUBLESSOR TO| THE SATISFACTION OF THE SUBLESSEE PRIOR THE COMMENCEMENT OF THE SUBLEASE. |

Exhibit C

Furniture

5 Long wood tables
15 Office chairs
2 Desks
17 Four drawer short filing cabinets
3 Tall book cases
5 Locking cabinets
32 Wipe boards
20 Cubicles assembled
FURNITURE
         QTY      DESCRIPTION
         5        Long folding tables
         15       Office chairs
         1        Desk
         0        Round tables
         2        Wood filinja cabinets
         3        5-drawer long filin cabinets
         17       4-drawer short filing cabinets
         3        2-drawer short filin cabinets
         3        3-drawer long filinR cabinets
         3        Tall book cases
         5        Locking cabinets
         10       Manufacturing tables
         32       Wipe boards
         20       Rolling 4-shelf carts
         15       Warehouse racking shelves
         4        LARGE TOOLBOXES
         20       CUBICLES ASSEMBLED
         5        CUBICLES UNASSEMBLED
                  MISCELLANEOUS KITCHEN APPLIANCES/CABINETS

[TCI EDITORIAL NOTE - THE ABOVE LIST WAS PROVIDED TO TCI BY FAIRCHILD (Bill Hamilton) ON 2/17 LABELLED "DESIGNATED FOR TCI". WE BELIEVE THAT THIS IS THE CURRENT AND CORRECT LIST.]
Other Furniture:

Miscellaneous furniture in the "Storage" room located on the Southwest comer of the first floor (identified by the hand-written number "27 in TENANT'S SUBLESSEE'S construction plans dated February 8, 2000).

                                   EXHEBIT "D"
                             EARLY OCCUPANCYSCHEDULE

For purposes of tenant improvement preparation prior to the commencement of the Sublease, Sublessee will be given access to the Premises as follows:

1) to the entire second floor (other than the office area presently occupied by Lam Le and Convac Technologies, on the Northeast comer of the second FLOOR, EXCEPT FOR THE ITEMS 6 & 8 ON SUBLESSEE'S CONSTRUCTION-PLANS DATED FEBRUARY 8, 2000, WHICH SUBLESSEE MAY PROCEED TO PERFORM ON A NON-INTERFERENCE BASIS) upon execution of this Lease; as to the balance of the second floor, beginning on May 1, 2000.

(EDITORIAL NOTE FROM TCI - LAM LE SAID THAT THIS WAS OK]
--------------------------------------------------------
2) to all first floor areas, excepting the Convac Technology lab and storage space and the Sagantec office area, beginning Monday, 6 March, 2000.

3)   to the Sagantec office area, beginning Saturday, 1 April 2000.

4)   to the Convac Technology lab and storage space, beginning May 1, 2000.

NOTWITHSTANDING SUCH DATES OF EARLY OCCUPANCY: Sublessee shall not commence any demolition work or other work which may raise dust particles, prior to such time as Sublessor has completed sealing off (bubble-rap) the Excluded Space. Sublessor shall commence such sealing off (bubble-rap) process upon execution of this Sublease.